SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2003

POLYONE CORPORATION

(Exact name of registrant as specified in charter)

Ohio	1-16091	34-1730488

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 36-5000, 200 Public Square, Cleveland, Ohio	44114-2304

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 589-4000

Not Applicable

(Former name or former address, if changed since last report.)

Item 5  Other Events

On January 30, 2003 the Registrant issued a Press Release, filed herewith as Exhibit 99.1, reporting earnings for the 2002 fourth quarter and full year.

Item 7 (c)  Financial Statements, Pro-Forma Financial Information and Exhibits

Exhibit 99.1 - Press Release of January 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYONE CORPORATION

By:	/s/ Gregory P. Smith Gregory P. Smith Controller

Dated: January 31, 2003